Exhibit 99.1

Slinger to Acquire GAMEFACE.AI, an Award-Winning Artificial

Intelligence Sports Technology Company

GAMEFACE.AI’s leading AI, data collection and performance analysis capabilities enhance Slinger’s connected sports and technology offering

BALTIMORE, September 27, 2021 (GLOBE NEWSWIRE) — Slinger Bag (OTCQB: SLBG) (“Slinger” or the “Company”), a sports brand focused on innovating game improvement technology and equipment, with the vision to become a connected sports company, today announced it has entered into an agreement to acquire GAMEFACE.AI (www.gameface.ai), an award-winning artificial intelligence (AI) technology provider for sports.

GAMEFACE.AI has developed the AI capabilities for the forthcoming Slinger app, including instant analysis of groundstrokes and biomechanics as well as event recognition from match play situations, all captured through a phone’s camera. GAMEFACE.AI’s platform stands out for its ability to deliver both technical (biomechanics) and tactical (strategy) insights through its camera agnostic AI video platform.

“The acquisition of GAMEFACE.AI is the next step in our evolution towards building a disruptive, world-class connected sports company and enables us to serve our customers in new and exciting ways,” said Mike Ballardie, CEO of Slinger. “We have been so impressed with the technology expertise and software development capabilities of the GAMEFACE.AI team as part of their involvement in building out our Slinger app, and now look forward to bringing them in-house as a portfolio company as we build new software and technology products for tennis and other sports. GAMEFACE.AI’s core capabilities are delivered through any camera or phone, which allows us to build consumer-friendly and scalable solutions for the sports market.”

“We are thrilled today to have signed an agreement to officially join the Slinger team,” said Jalal Shaik, the Co-Founder and CEO of GAMEFACE.AI. “We believe that every athlete or coach should have access to high performance analytics that are relevant and meaningful to them. The time is now for the democratization of high-performance coaching, and our AI technology helps players to train better and improve their performance. Additionally, there is also a real opportunity with AI to create new athlete and fan experiences through data points that previously were never captured. Many companies talk about using AI, but AI has been our sole focus and expertise as a company since 2015, and Slinger will now take what we have built to new levels and help us expand to meet the huge growth opportunities we see ahead.”

The AI market in sports has a projected growth rate of 28.7% over the next five years,1 and the overall sports analytics market is expected to reach $5.2 billion by 2025.2 The acquisition of GAMEFACE.AI will further enhance Slinger’s internal technology capabilities across AI, data collection and performance analysis, initially building upon its core tennis offering while also creating opportunities to build connected products and services serving new sports and markets, from consumer technology and media to sports betting and a wide array of data opportunities that fit within the Slinger ecosystem.

1 https://www.mordorintelligence.com/industry-reports/artificial-intelligence-market-in-sports

2 https://www.marketdataforecast.com/market-reports/sports-analytics-market

GAMEFACE.AI extracts fast, accurate and relevant performance analytics and insights for sports from video through its AI and machine learning software. GAMEFACE.AI’s platform gives athletes, coaches and players of all abilities access to elite performance analysis technology, while also equipping betting, media and data companies, as well as teams and sports leagues with real-time data collection for enhanced production and fan engagement. GAMEFACE.AI’s technology has been recognized at leading industry events such as the MIT Sloan Sports Analytics Conference, the World Football Summit Asia, and in 2019 it was ranked as one of the best optical tracking systems benchmarked on FIFA EPTS (Electronic and Performance Tracking Systems) standards.

Deal Terms

Upon closing, Slinger will acquire 100 percent of the issued and outstanding shares of GAMEFACE.AI in exchange for 6,666,667 shares of Slinger’s common stock plus additional shares of Slinger’s common stock in value up to US$3,500,000 in contingent (earnout) considerations. The transaction is valued at $24 million based on the previous day’s closing price.

The Slinger Bag is available to order now - to find out more about Slinger Bag, visit https://slingerbag.com.

ENDS

For Slinger Investor Relations inquiries visit www.slingerbagir.com, or contact investors@slingerbag.com or 443-407-7564

For Slinger media enquiries in U.S & Canada contact the US Press Office, Brigid Margeson, bmargeson@uproarpr.com, at Uproar PR, 415.939.8779

For Slinger media enquiries in U.K, Europe and Australia contact the UK Press Office, Joe Murgatroyd, Press@slingerbag.com, at Brandnation, +44(0)207 940 7294

About Slinger®: Slinger® is a new sports brand focused on delivering innovative, game improvement technologies and equipment across all ball sport categories. With the vision to become a leading connected sports company, Slinger® enhances the skill and enjoyment levels of players of all ages and abilities. Slinger® is initially focused on building its brand within the global tennis market, through its Slinger Bag® Tennis Ball Launcher and Accessories. Slinger Bag® has underpinned its proof of concept with over $250M of retail value in global distribution agreements since the Spring of 2020. Led by CEO Mike Ballardie (former Prince CEO and Wilson EMEA racquet sports executive) Slinger® is primed to disrupt what are traditional global markets with its patented, highly transportable, and affordable Slinger Bag® Launcher and its suite of connected app and SaaS services.

About GAMEFACE.AI GAMEFACE.AI extracts fast, accurate and relevant performance insights for sports through its AI and machine learning software. With a focus on the high-performance sports market, GAMEFACE.AI enables athletes and coaches to perform better and improve faster, while also equipping betting, data companies and sports leagues with rich and meaningful real-time data for enhanced production and fan engagement capabilities. Its technology platform has been recognized at leading industry events such as the MIT Sloan Sports Analytics Conference, the World Football Summit Asia, and in 2019 they ranked as one of the best optical tracking systems benchmarked on FIFA EPTS (Electronic and Performance Tracking Systems) standards.

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